Exhibit 21.1
SUBSIDIARIES OF THE REGISTRANT
JBG SMITH PROPERTIES
as of December 31, 2019

	Entity	State of Organization
1	1101 Fern Street, L.L.C.	Delaware
2	1200 Eads Street LLC	Delaware
3	1200 Eads Street Sub LLC	Delaware
4	1229-1231 25th Street, L.L.C.	Delaware
5	1244 South Capitol Residential, L.L.C.	Delaware
6	1250 First Street Office, L.L.C.	Delaware
7	1263 First Street Office, L.L.C.	Delaware
8	1400 Eads Street LLC	Delaware
9	1400 Eads Street Sub LLC	Delaware
10	151 Q Street Co-Investment, L.P.	Delaware
11	151 Q Street REIT, L.L.C.	Delaware
12	151 Q Street Residential, L.L.C.	Delaware
13	1770 Crystal Drive, L.L.C.	Virginia
14	1776 Seed Investors, LP	Delaware
15	1800 Rockville Residential, L.L.C.	Delaware
16	1800 S. Bell, L.L.C.	Virginia
17	220 S. 20th Street Member, L.L.C.	Delaware
18	220 S. 20th Street, L.L.C.	Delaware
19	2101 L STREET, L.L.C.	Delaware
20	50 Patterson Office, L.L.C.	Delaware
21	51 N 50 Patterson Corporate Member, L.L.C.	Delaware
22	51 N 50 Patterson Holdings, L.L.C.	Delaware
23	51 N Residential, L.L.C.	Delaware
24	5640 Fishers Associates, L.L.C.	Delaware
25	5640 Fishers GP, L.L.C.	Delaware
26	75 New York Avenue, L.L.C.	Delaware
27	7200 Wisconsin Condo Association, Inc.	Maryland
28	7900 Wisconsin Residential, L.L.C.	Delaware
29	Arna-Eads, L.L.C.	Delaware
30	Arna-Fern, L.L.C.	Delaware
31	Ashley House Member, L.L.C.	Delaware
32	Ashley House Residential, L.L.C.	Delaware
33	Atlantic AB Holdings, L.L.C.	Delaware
34	Atlantic AB Services, L.L.C.	Delaware
35	Atlantic Residential A, L.L.C.	Delaware
36	Atlantic Residential C, L.L.C.	Delaware
37	Atlantic Retail B, L.L.C.	Delaware
38	Blue Lion Cell 2, PC	District of Columbia
39	Blue Lion 1, IC, L.L.C.	District of Columbia
40	Blue Lion PCC, LLC	District of Columbia
41	Bowen Building, L.P.	Delaware
42	Building Maintenance Service LLC	Delaware
43	Central Place Office, L.L.C.	Delaware
44	Central Place REIT, L.L.C.	Delaware
45	Central Place TRS, L.L.C.	Delaware
46	CESC 1101 17th Street L.L.C.	Delaware
47	CESC 1101 17th Street L.P.	Maryland
48	CESC 1101 17th Street Manager L.L.C.	Delaware

	Entity	State of Organization
49	CESC 1150 17th Street L.L.C.	Delaware
50	CESC 1150 17th Street Manager, L.L.C.	Delaware
51	CESC 1730 M Street L.L.C.	Delaware
52	CESC 2101 L Street L.L.C.	Delaware
53	CESC Commerce Executive Park L.L.C.	Delaware
54	CESC Crystal Square Four L.L.C.	Delaware
55	CESC Crystal/Rosslyn L.L.C.	Delaware
56	CESC Crystal Rosslyn II, L.L.C.	Delaware
57	CESC District Holdings L.L.C.	Delaware
58	CESC Downtown Member L.L.C.	Delaware
59	CESC Engineering TRS, L.L.C.	Delaware
60	CESC Gateway One L.L.C.	Delaware
61	CESC Gateway Two Limited Partnership	Virginia
62	CESC Gateway Two Manager L.L.C.	Virginia
63	CESC Gateway/Square L.L.C.	Delaware
64	CESC Gateway/Square Member L.L.C.	Delaware
65	CESC H Street L.L.C.	Delaware
66	CESC Mall L.L.C.	Virginia
67	CESC Mall Land L.L.C.	Delaware
68	CESC One Courthouse Plaza Holdings LLC	Delaware
69	CESC One Courthouse Plaza L.L.C.	Delaware
70	CESC One Democracy Plaza L.P.	Maryland
71	CESC One Democracy Plaza Manager L.L.C.	Delaware
72	CESC Park Five Land L.L.C.	Delaware
73	CESC Park Five Manager L.L.C.	Virginia
74	CESC Park Four Land L.L.C.	Delaware
75	CESC Park Four Manager L.L.C.	Virginia
76	CESC Park One Land L.L.C.	Delaware
77	CESC Park One Manager L.L.C.	Delaware
78	CESC Park Three Land L.L.C.	Delaware
79	CESC Park Three Manager L.L.C.	Virginia
80	CESC Park Two L.L.C.	Delaware
81	CESC Park Two Land L.L.C.	Delaware
82	CESC Plaza Five Limited Partnership	Virginia
83	CESC Plaza Limited Partnership	Virginia
84	CESC Plaza Manager L.L.C.	Virginia
85	CESC Potomac Yard LLC	Delaware
86	CESC Square L.L.C.	Virginia
87	CESC TRS, L.L.C.	Delaware
88	CESC Two Courthouse Plaza Limited Partnership	Virginia
89	CESC Two Courthouse Plaza Manager L.L.C.	Delaware
90	CESC Water Park L.L.C.	Virginia
91	Charles E. Smith Commercial Realty L.P.	Delaware
92	Crystal Gateway 3 Owner, L.L.C.	Delaware
93	Crystal Tech Fund LP	Delaware
94	Fairways I Residential, L.L.C.	Delaware
95	Fairways II Residential, L.L.C.	Delaware
96	Fairways Residential REIT, L.L.C.	Delaware
97	Falkland Chase Residential I, L.L.C.	Delaware
98	Falkland Chase Residential II, L.L.C.	Delaware
99	Falkland/REC Holdco, L.L.C.	Delaware
100	Falkland/REC Holdco Member, L.L.C.	Delaware
101	Falkland Road Residential, L.L.C.	Delaware

	Entity	State of Organization
102	Fifth Crystal Park Associates Limited Partnership	Virginia
103	First Crystal Park Associates Limited Partnership	Virginia
104	Fishers III GP, L.L.C.	Delaware
105	Florida Avenue Residential, L.L.C.	Delaware
106	Fort Totten North, L.L.C.	Delaware
107	Fourth Crystal Park Associates Limited Partnership	Virginia
108	H Street Building Corporation	Delaware
109	H Street Management LLC	Delaware
110	James House Member, L.L.C.	Delaware
111	James House Residential, L.L.C.	Delaware
112	JBG Associates, L.L.C.	Delaware
113	JBG Core Venture I, L.P.	Delaware
114	JBG SMITH Impact Manager, L.L.C.	Delaware
115	JBG SMITH PROPERTIES	Maryland
116	JBG SMITH PROPERTIES LP	Delaware
117	JBG Urban, L.L.C.	Delaware
118	JBG/151 Q Street Services, L.L.C.	Delaware
119	JBG/1233 20th Street, L.L.C.	Delaware
120	JBG/1250 First Member, L.L.C.	Delaware
121	JBG/12511 Parklawn, L.L.C.	Delaware
122	JBG/1253 20th Street, L.L.C.	Delaware
123	JBG/1300 First Street, L.L.C.	Delaware
124	JBG/1600 K Member, L.L.C.	Delaware
125	JBG/1600 K, L.L.C.	District of Columbia
126	JBG/1831 Wiehle, L.L.C.	Delaware
127	JBG/1861 Wiehle Lessee, L.L.C.	Delaware
128	JBG/55 New York Avenue, L.L.C.	Delaware
129	JBG/6th Street Associates, L.L.C.	Delaware
130	JBG/7200 Wisconsin Mezz, L.L.C.	Delaware
131	JBG/7200 Wisconsin, L.L.C.	Maryland
132	JBG/7900 Wisconsin Member, L.L.C.	Delaware
133	JBG/Asset Management, L.L.C.	Delaware
134	JBG/Atlantic Developer, L.L.C.	Delaware
135	JBG/Atlantic Fund, L.P.	Delaware
136	JBG/Atlantic GP, L.L.C.	Delaware
137	JBG/Atlantic Investor, L.L.C.	Delaware
138	JBG/Atlantic REIT, L.L.C.	Delaware
139	JBG/BC 5640, L.P.	Delaware
140	JBG/BC Chase Tower, L.P.	Delaware
141	JBG/BC Fishers III, L.P.	Delaware
142	JBG/BC GP, L.L.C.	Delaware
143	JBG/BC Investor, L.P.	Delaware
144	JBG/Bethesda Avenue, L.L.C.	Delaware
145	JBG/Commercial Management, L.L.C.	Delaware
146	JBG/Core I GP, L.L.C.	Delaware
147	JBG/Core I LP, L.L.C.	Delaware
148	JBG/Courthouse Metro, L.L.C.	Delaware
149	JBG/Development Group, L.L.C.	Delaware
150	JBG/Development Services, L.L.C.	Delaware
151	JBG/Fort Totten Member, L.L.C.	Delaware
152	JBG/Foundry Office REIT, L.L.C.	Delaware
153	JBG/7900 Wisconsin Member, L.L.C.	Delaware
154	JBG/Foundry Office, L.L.C.	Delaware

	Entity	State of Organization
155	JBG/Foundry Office Services, L.L.C.	Delaware
156	JBG/Fund IX Transferred, L.L.C.	Delaware
157	JBG/Fund VI Transferred, L.L.C.	Delaware
158	JBG/Fund VII Transferred, L.L.C.	Delaware
159	JBG/Fund VIII Services, L.L.C.	Delaware
160	JBG/Fund VIII Transferred, L.L.C.	Delaware
161	JBG/Fund VIII Trust	Maryland
162	JBG/Hatton Retail, L.L.C.	Delaware
163	JBG/HQ Member, L.L.C.	Delaware
164	JBG/Landbay G Member, L.L.C.	Delaware
165	JBG/Landbay G, L.L.C.	Delaware
166	JBG/L’Enfant Plaza Member, L.L.C.	Delaware
167	JBG/L’Enfant Plaza Mezzanine, L.L.C.	Delaware
168	JBG/LEP Southeast, L.L.C.	Delaware
169	JBG/LEP Southeast Manager, L.L.C.	Delaware
170	JBG/Lionhead, L.L.C.	Delaware
171	JBG/N & Patterson Member, L.L.C.	Delaware
172	JBG/New York Avenue, L.L.C.	Delaware
173	JBG/Nicholson Lane East II, L.L.C.	Delaware
174	JBG/Nicholson Lane East, L.L.C.	Delaware
175	JBG/Nicholson Lane West, L.L.C.	Delaware
176	JBG/Nicholson Member, L.L.C.	Delaware
177	JBG/Pickett Office REIT, L.L.C.	Delaware
178	JBG/Pickett Office, L.L.C.	Delaware
179	JBG/Residential Management, L.L.C.	Delaware
180	JBG/Reston Executive Center, L.L.C.	Delaware
181	JBG/Retail Management, L.L.C.	Maryland
182	JBG/Rosslyn Gateway North, L.L.C.	Delaware
183	JBG/Rosslyn Gateway South, L.L.C.	Delaware
184	JBG/Shay Retail, L.L.C.	Delaware
185	JBG/Sherman Member, L.L.C.	Delaware
186	JBG/Tenant Services, L.L.C.	Delaware
187	JBG/Twinbrook Metro, L.LC.	Maryland
188	JBG/UDM Transferred, L. L. C.	Delaware
189	JBG/Urban TRS, L.L.C.	Delaware
190	JBG/West Half Residential Member, L.L.C.	Delaware
191	JBG/Woodbridge REIT, L.L.C.	Delaware
192	JBG/Woodbridge Retail, L.L.C.	Delaware
193	JBG/Woodbridge Services, L.L.C.	Delaware
194	JBG/Woodbridge, L.L.C.	Delaware
195	JBG/Woodmont II, L.L.C.	Delaware
196	JBGS/1235 South Clark, L.L.C.	Delaware
197	JBGS 1399 New York Avenue TIC Owner, L.L.C.	Delaware
198	JBGS Employee Company, L.L.C.	Delaware
199	JBGS Hotel Operator L.L.C.	Delaware
200	JBGS Warner GP, L.L.C.	Delaware
201	JBGS/1101 South Capitol, L.L.C.	Delaware
202	JBGS/1399 HOLDING, L.L.C.	Delaware
203	JBGS/1399 New York Avenue TIC Owner, L.L.C.	Delaware
204	JBGS/17th Street Holdings, L.P.	Delaware
205	JBGS/17th Street, L.L.C.	Delaware
206	JBGS/1900 N GP, L.L.C.	Delaware
207	JBGS/1900 N, L.L.C.	Delaware

	Entity	State of Organization
208	JBGS/1900 N Member, L.P.	Delaware
209	JBGS/1900 N REIT, L.L.C.	Delaware
210	JBGS/Bowen GP, L.L.C.	Delaware
211	JBGS/Bowen II, L.L.C.	Delaware
212	JBGS/Bowen, L.L.C.	Delaware
213	JBGS/Capitol Point TDR Holdings, L.L.C.	Delaware
214	JBGS/CES Management, L.L.C.	Delaware
215	JBGS/CIM Wardman Owner Member, L.L.C.	Delaware
216	JBGS/Commercial Realty GEN-PAR, L.L.C.	Delaware
217	JBGS/Company Manager, L.L.C.	Delaware
218	JBGS/Courthouse I, L.L.C.	Delaware
219	JBGS/Courthouse II, L.L.C.	Delaware
220	JBGS/Fund VIII REIT Management Services, L.L.C.	Delaware
221	JBGS/Hotel Operator, L.L.C.	Delaware
222	JBGS/Hotel Owner, L.L.C.	Delaware
223	JBGS/IB Holdings, L.L.C.	Delaware
224	JBGS/KMS Holdings, L.L.C.	Delaware
225	JBGS/Management OP, L.P.	Virginia
226	JBGS/OP Management Services, L.L.C.	Delaware
227	JBGS/Pentagon Plaza, L.L.C.	Virginia
228	JBGS/Pickett Services, L.L.C.	Delaware
229	JBGS/Recap GP L.L.C.	Delaware
230	JBGS/Recap, L.L.C.	Delaware
231	JBGS/TRS, L.L.C.	Delaware
232	JBGS/Wardman Owner Member, L.L.C.	Delaware
233	JBGS/Warner Acquisition, L.L.C.	Delaware
234	JBGS/Warner GP, L.L.C.	Delaware
235	JBGS/Warner Holdings, L.P.	Delaware
236	JBGS/Warner, L.L.C.	Delaware
237	JBGS/Waterfront Holdings, L.L.C.	Delaware
238	Kaempfer Management Services, LLC	Delaware
239	Landbay G Corporate Member, L.L.C.	Delaware
240	Landbay G Declarant, L.L.C.	Virginia
241	LBG Parcel A, L.L.C.	Delaware
242	LBG Parcel B, L.L.C.	Delaware
243	LBG Parcel C, L.L.C.	Delaware
244	LBG Parcel D, L.L.C.	Delaware
245	LBG Parcel E, L.L.C.	Delaware
246	LBG Parcel F, L.L.C.	Delaware
247	LBG Parcel G, L.L.C.	Delaware
248	LBG Parcel H, L.L.C.	Delaware
249	Market Square Fairfax MM LLC	Delaware
250	National Landing Business Owners’ Association	Virginia
251	National Landing Development, L.L.C.	Delaware
252	National Landing Hotel TRS, L.L.C.	Delaware
253	New Kaempfer 1501 LLC	Delaware
254	New Kaempfer IB LLC	Delaware
255	New Kaempfer Waterfront LLC	Delaware
256	North Glebe Office, L.L.C.	Delaware
257	Operating Partners Legacy, L.L.C.	Delaware
258	Palisades 1399 New York Avenue TIC Owner LLC	Delaware
259	Park One Member L.L.C.	Delaware
260	Potomac Creek Associates, L.L.C.	Delaware

	Entity	State of Organization
261	Potomac House Member, L.L.C.	Delaware
262	Potomac House Residential, L.L.C.	Delaware
263	PY RR Land, L.L.C.	Delaware
264	Rosslyn Gateway Hotel, L.L.C.	Delaware
265	Sherman Avenue, L.L.C.	District of Columbia
266	SINEWAVE VENTURES FUND I, L.P.	Delaware
267	SMB Tenant Services, LLC	Delaware
268	South Capitol L.L.C.	Delaware
269	The Commerce Metro Association of Co-Owners	Virginia
270	Third Crystal Park Associates Limited Partnership	Virginia
271	Twinbrook Commons Office, L.L.C.	Delaware
272	Twinbrook Commons Residential 1B, L.L.C.	Delaware
273	Twinbrook Commons Residential North, L.L.C.	Delaware
274	Twinbrook Commons Residential South, L.L.C.	Delaware
275	Twinbrook Commons Residential West, L.L.C.	Delaware
276	Twinbrook Commons, L.L.C.	Delaware
277	UBI Management LLC	Delaware
278	Universal Bldg., North, Inc.	District of Columbia
279	Universal Building, Inc.	District of Columbia
280	V0012 LLC	Delaware
281	Wardman Hotel Owner, L.L.C.	Delaware
282	Warner Investments, L.P.	Delaware
283	Washington CESC TRS, L.L.C.	Delaware
284	Washington CT Fund GP LLC	Delaware
285	WASHINGTON HOUSING INITIATIVE IMPACT POOL, L.L.C.	Delaware
286	Washington Mart TRS, L.L.C.	Delaware
287	WATERFRONT 375 M STREET, LLC	Delaware
288	WATERFRONT 425 M STREET, LLC	Delaware
289	West Half Residential II, L.L.C.	Delaware
290	West Half Residential III, L.L.C.	Delaware